UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2022

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2022, Oncocyte Corporation (“we,” “us,” “our,” the “Company” or “Oncocyte”) issued a press release announcing its financial results for the three and six months ended June 30, 2022. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (the “Form 8-K”), including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 10, 2022, Oncocyte announced plans to strategically realign its operations and implement cost reduction programs to prioritize near term revenue generators and to manage and preserve cash. As part of this strategic realignment, the Company announced a reduction in force involving full-time employees (the “Reduction”), which Oncocyte expects will decrease its annual cash compensation costs by over $4.5 million, exclusive of related employee severance and benefit costs (as described further below). The Reduction began on August 8, 2022 and is expected to be completed by September 30, 2022.

In connection with the Reduction, we estimate that we will incur charges of approximately $2.0 million related to employee severance and benefits costs in the third quarter of 2022.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding our estimates and expectations in connection with the Reduction, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 12, 2022, as well as our other filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 8, 2022, the Board of Directors of the Company appointed Gisela Paulsen to the position of President and Chief Operating Officer and Anish John to the position of Chief Financial Officer. The compensation of Ms. Paulsen and Mr. John was previously disclosed in a Form 8-K filed with the SEC on August 3, 2022.

Gisela Paulsen, 56, previously served as our Chief Operating Officer since October 2021. Prior to joining Oncocyte, Ms. Paulsen was the General Manager, Precision Oncology of Exact Sciences Corporation, a molecular diagnostics company specializing in the detection of early stage cancers, from April 2020 to April 2021. Prior to joining Exact Sciences, Ms. Paulsen served in various management roles at F. Hoffmann-La Roche Ltd. (“Roche”), a multinational healthcare company, and Genentech, Inc. (“Genentech”), a biotechnology company which became a subsidiary of Roche, since November 2005. She served as Roche and Genentech’s Senior Vice President, Global Head, Product Development, Clinical Operations from January 2018 to April 2020, as Roche and Genentech’s Vice President, Global Head, Product Development, Global Product Strategy & Late-Stage Portfolio Finance beginning from March 2017 to February 2018, and as Genentech’s Vice President, Access Solutions from September 2014 to February 2017. Ms. Paulsen received a B.S. in pharmacy and an M.S. in pharmaceutics and drug delivery from Uppsala University in Sweden.

Anish John, 52, previously served as our Senior Vice President, Finance, and interim Chief Financial Officer since June 2022. Prior to that, Mr. John previously served as our Vice President of Operations and Finance, Transplant Business Unit, since September 2021. He previously served as Senior Director, Financial Planning and Analysis for Foundation Medicine, Inc. (“Foundation Medicine”), a wholly owned subsidiary of Roche Holding, AG., from October 2019 to March 2021. Prior to joining Foundation Medicine, Mr. John served in the following various management roles at PerkinElmer, Inc.: Senior Director of Finance, Americas Diagnostics from August of 2017 to August of 2019, Director of Finance, Americas Diagnostics from September 2008 to July of 2017, and Senior Manager, Sales Operations and Finance North America from March of 2007 to August of 2008. Mr. John holds an M.B.A. from Babson College, in Wellesley Massachusetts and a B.B.A in Finance from the University of Massachusetts at Amherst.

There have been no transactions with Oncocyte and there are currently no proposed transactions with Oncocyte, in which the amount involved exceeds $120,000 and in which either Ms. Paulsen or Mr. John had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K, since the beginning of the Company’s last fiscal year through the present. No arrangement or understanding exists between either Ms. Paulsen or Mr. John and any other person pursuant to which either of them was selected as an officer of the Company. No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists between either Ms. Paulsen or Mr. John, on the one hand, and any of our directors or executive officers, on the other hand.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated August 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: August 10, 2022	By:	/s/ Ronald Andrews
Ronald Andrews
Chief Executive Officer